EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Donini, Inc. (the "Company") on Form 10-QSB for the period ending August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Deros, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       /s/ PETER DEROS
                                       -----------------------------------------
                                       Peter Deros
                                       President and Chief Executive Officer

                                       October 21, 2005


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